RECONSTITUTED SERVICING AGREEMENT
GREENPOINT MORTGAGE FUNDING, INC.

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of February 2005, by and between LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation (the “Seller” or “Lehman Holdings”) and GREENPOINT MORTGAGE FUNDING, INC., a New York corporation organized under the laws of the State of New York (the “Servicer”), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation, as Master Servicer under the Transfer and Servicing Agreement (as defined herein), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the “Indenture Trustee”), recites and provides as follows:

RECITALS

WHEREAS, Lehman Brothers Bank, FSB (“Lehman Bank”) acquired certain revolving home equity line of credit mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

WHEREAS, certain of these mortgage loans are currently being serviced by the Servicer pursuant to a Flow Purchase, Sale and Servicing Agreement dated as of February 3, 2004, between Lehman Bank, as the Purchaser, and the Servicer, as the seller and the servicer (for Home Equity Line of Credit (HELOC) Revolving Credit Loans, Group No. 2005-1), as amended (hereinafter, the “PSSA”) and annexed hereto as Exhibit B.

WHEREAS, pursuant to an assignment and assumption agreement dated as of February 1, 2005 (the “Assignment and Assumption Agreement”) and annexed hereto as Exhibit C, Lehman Bank has assigned all of its rights, title and interest in certain of the mortgage loans as identified on Exhibit E hereto (the “Mortgage Loans”) as well as all of its rights and obligations as purchaser under the PSSA to Lehman Holdings and Lehman Holdings has accepted such assignment.

WHEREAS, Lehman Holdings has conveyed the Mortgage Loans to Lehman ABS Corporation, a Delaware special purpose corporation (the “Depositor”) pursuant to a mortgage loan sale and assignment agreement dated as of February 1, 2005 (the “Mortgage Loan Sale and Assignment Agreement”), and the Depositor in turn has conveyed the Mortgage Loans to the Lehman ABS Corporation Home Equity Loan Trust 2005-1, (the “Issuer”), pursuant to a transfer and servicing agreement dated as of February 1, 2005 (the “Transfer and Servicing Agreement”), among the Indenture Trustee, the Issuer, Aurora Loan Services LLC, as master servicer (“Aurora,” and together with any successor Master Servicer appointed pursuant to the provisions of the Transfer and Servicing Agreement, the “Master Servicer”) and the Depositor.

WHEREAS, Lehman Holdings desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of Lehman Holdings and the Master Servicer acting at the direction of the Insurer (as defined in the Transfer and Servicing Agreement) to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, Lehman Holdings and the Servicer agree that the provisions of the PSSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Transfer and Servicing Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Indenture Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement in accordance with the instructions of the Insurer.

WHEREAS, Lehman Holdings and the Servicer intend that each of the Master Servicer,  the Insurer and the Indenture Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Holdings and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the PSSA incorporated by reference herein (regardless if such terms are defined in the PSSA), shall have the meanings ascribed to such terms in the Transfer and Servicing Agreement.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Indenture Trustee pursuant to a Custodial Agreement dated as of February 1, 2005, between U.S. Bank National Association, in its capacity as custodian thereunder and the Indenture Trustee.

3.

Servicing.  The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the PSSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the PSSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 5.05 and Section 6.01 of the PSSA, the remittance on March 15, 2005 to the Master Servicer, for the benefit of the Trust, is to include principal due after February 1, 2005 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period, exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in Section 6.01 of the PSSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer.  The Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Indenture Trustee, the Issuer and the Insurer, shall have the same rights as Lehman Bank under the PSSA to enforce the obligations of the Servicer under the PSSA and the term “Purchaser” as used in the PSSA in connection with any rights of the Purchaser shall refer to the Issuer or, as the context requires, the Master Servicer acting in its capacity as agent for the Issuer, except as otherwise specified in Exhibit A hereto.  The Master Servicer acting at the direction of the Insurer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the PSSA.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of obligations of Lehman Bank under the PSSA and in connection with the performance of the Master Servicer’s duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Transfer and Servicing Agreement.

6.

No Representations.  Except as explicitly set forth herein, neither the Servicer nor the Master Servicer shall be obligated or required to make any additional representations and warranties regarding the characteristics of the Mortgage Loans in connection with the transactions contemplated by the Transfer and Servicing Agreement and issuance of the Notes issued pursuant thereto.

7.

Account Certifications.  Within thirty (30) days of the Closing Date, the Servicer shall provide the Master Servicer with executed copies of all certifications or letter agreements previously provided pursuant to Sections 5.04 and 5.06 of the PSSA.

8.

Notices.  All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Indenture Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC

327 Inverness Drive South, Mail Stop 3195

Englewood, CO  80112

Attn:  E. Todd Whittemore, Master Servicing,

LABS 2005-1

Telephone:  (720) 945-3422

Facsimile:  (720) 945-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on an actual/actual basis to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services LLC,

Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  LABS 2005-1

All notices required to be delivered to the Indenture Trustee hereunder shall be delivered to the Indenture Trustee at the following address:

LaSalle Bank National Association

135 S. LaSalle Street

Suite 1625

Chicago, Illinois 60603

Attention:  Global Securitization Trust Group – LABS 2005-1

Telephone:  (312) 904-7992

Facsimile:  (312) 904-2084

All notices required to be delivered to Lehman Holdings hereunder shall be delivered to Lehman Holdings at the following address:

Lehman Brothers Holdings Inc.

745 Seventh Avenue

New York, New York 10019

Attention:  Contract Finance – Leslee Gelber

Telephone No.:  (212) 884-6292

Facsimile:  (212) 884-6450

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the PSSA.

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC., as Seller

By: /s/ Joseph J. Kelly
Name: Joseph J. Kelly
Title: Authorized Signatory

GREENPOINT MORTGAGE FUNDING, INC., as Servicer

By: /s/ Susan Davia
Name: Susan Davia
Title: V.P.

Acknowledged:

AURORA LOAN SERVICES LLC, as Master Servicer

By: /s/ E. Todd Whittemore
Name: E. Todd Whittemore
Title: Executive Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee

By: /s/ Christopher Lewis
Name: Christopher Lewis
Title: Assistant Vice President

EXHIBIT A

Modifications to the PSSA

1.

Unless otherwise specified herein, any provisions of the PSSA, including definitions, relating to (i) representations and warranties of the Purchaser, (ii) Mortgage Loan repurchase obligations, (iii) Agency Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  The exhibits to the PSSA and all references to such exhibits shall also be disregarded.

2.

The definition of “Collection Account” in Article I is hereby amended in its entirety to read as follows:

“Collection Account” means the separate trust account or accounts established and maintained pursuant to Section 5.04 which shall be entitled “GreenPoint Mortgage Funding, Inc., in trust for the Lehman ABS Corporation Home Equity Loan Trust 2005-1”

3.

The definition of “Covered Loan” is hereby added to Article I to immediately follow the definition of “Condemnation Proceeds”:

“Covered Loan”:  A Revolving Credit Loan categorized as “Covered” pursuant to the Standard & Poor’s Glossary for File Format for LEVELS® Version 5.6, Appendix E, as revised from time to time and in effect on each related Closing Date.

4.

The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

“Custodial Agreement” means the Custodial Agreement dated February 1, 2005, among U.S. Bank National Association, as custodian, and the Indenture Trustee.

5.

The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

“Custodian”: means U.S. Bank National Association, or its successor.

6.

The definition of “GNMA” is hereby added to Article I to immediately follow the definition of “Freddie Mac”:

“GNMA”:  The Government National Mortgage Association, or any successor thereto.

7.

The definition of “High Cost Loan” is hereby added to Article I to immediately follow the definition of “Hazardous Material”:

“High Cost Loan”:  A Revolving Credit Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Revolving Credit Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary.  For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

8.

The definition of “Permitted Investments” in Article I is hereby amended in its entirety to read as follows:

“Permitted Investments”:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Business Day preceding the Remittance Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the aggregate principal balance of the Revolving Credit Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Notes without taking into account the Policy (as defined in the Transfer and Servicing Agreement).  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Indenture Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Indenture Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Indenture Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

9.

The definition of “Qualified Depository” is hereby added to Article I to immediately follow the definition of “Purchaser’s Account” to read as follows:

“Qualified Depository”:  Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by Standard & Poor’s or comparable rating with other recognized rating agencies if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA-” by Standard & Poor’s if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

10.

The definition of “Qualified GIC” is hereby added to Article I to immediately follow the definition of “Qualified Depository”, to read as follows:

“Qualified GIC”:  A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b)

provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Indenture Trustee;

(d)

provide that the Servicer’s interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

(e)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account, as the case may be, not later than the Business Day prior to any Determination Date.

11.

The definition of “Rating Agency” is hereby amended and restated in its entirety to read as follows:

“Rating Agency”:  Fitch, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor of the foregoing.

12.

The definition of “Revolving Credit Loan” in Article I is hereby amended in its entirety to read as follows:

“Revolving Credit Loan”:  An individual servicing retained Revolving Credit Loan which has been purchased from the Servicer by Lehman Brothers Bank, FSB and is subject to this Agreement, being identified on the Revolving Credit Loan Schedule to this Agreement, which Revolving Credit Loan includes without limitation the Revolving Credit Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Revolving Credit Loan.

13.

The definition of “Revolving Credit Loan Schedule” in Article I is hereby amended in its entirety to read as follows:

“Revolving Credit Loan Schedule”:  The schedule of Revolving Credit Loans setting forth certain information with respect to the Revolving Credit Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the PSSA, which Revolving Credit Loan Schedule is attached as Exhibit E to this Agreement.

14.

A new definition of “Sarbanes Certifying Party” is added to Article I to immediately follow the definition of “SAIF” to read as follows:

“Sarbanes Certifying Party” means a Person who provides a certification required under the Sarbanes-Oxley Act of 2002 on behalf of the Issuer.

15.

A new definition of “Standard & Poor’s Glossary” is added to Article I to immediately follow the definition of “Specially Serviced Revolving Credit Loan” to read as follows:

“Standard & Poor’s Glossary”:  The Standard & Poor’s LEVELS Glossary, as may be in effect from time to time.

16.

The parties acknowledge that Section 2.02 (Delivery of Documents; Possession of Mortgage Files) shall be superseded by the provisions of the Custodial Agreement.

17.

Section 3.02 (Representations and Warranties of the Seller) is hereby amended by adding the following clause immediately following clause (sss) thereof:

(ttt)

Predatory Lending: No Revolving Credit Loan is a High Cost Loan or Covered Loan, as applicable.

(uuu)

Massachusetts Loans:  No Revolving Credit Loan is a "High-Cost Home Mortgage Loans" as defined in the Massachusetts Predatory Home Loan Practices Act, which became effective November 7, 2004.

(vvv)

Indiana Loans:  No Revolving Credit Loan is a "High Cost Home Loans" as defined in the Indiana Home Loan Practices Act, which became effective January 1, 2005.

18.

Section 3.04 (Repurchase and Substitution) is hereby amended in its entirety to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (j), (l), (m) (n), (o), (p), (q) and (s), Section 3.02 and Section 3.03 shall survive the ultimate sale of the Revolving Credit Loans to the Issuer and the subsequent pledge of the Revolving Credit Loans to the Indenture Trustee on behalf of the Noteholders and the Insurer and shall inure to the benefit of the Indenture Trustee, the Issuer, the Insurer and the Master Servicer.  Upon discovery by either the Servicer, the Master Servicer, the Insurer or the Indenture Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Revolving Credit Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Indenture Trustee or the Issuer, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 or Section 3.02 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Master Servicer’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer in accordance with Section 3.01.

Upon discovery by the Seller, the Servicer, the Purchaser, the Master Servicer, the Insurer or the Indenture Trustee of a breach of any of the representations and warranties contained in Sections 3.02 and 3.03 that materially and adversely affects the value of the Revolving Credit Loans or the interest of the Purchaser, the Issuer, the Insurer, the Indenture Trustee or the Noteholders (as defined in the Indenture) (or that materially and adversely affects the value of the Revolving Credit Loan or the interests of the Purchaser, the Issuer, the Insurer, the Indenture Trustee and the Noteholders in the related Revolving Credit Loan, in the case of a representation or warranty relating to a particular Revolving Credit Loan), the party discovering such breach shall give prompt written notice to the others.

The Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice to the Seller from the Purchaser, the Issuer, the Indenture Trustee or the Insurer of any breach of any of the representations and warranties contained in Sections 3.02 or 3.03 that materially and adversely affects the value of the Revolving Credit Loan or interest of the Purchaser, the Issuer, the Insurer, the Indenture Trustee or the Noteholders (or that materially and adversely affects the interests of the Purchaser, the Issuer, the Insurer, the Indenture Trustee or the Noteholders in the related Revolving Credit Loan, in the case of a representation or warranty relating to a particular Revolving Credit Loan) within which to correct or cure such breach.

Seller hereby covenants and agrees with respect to each Revolving Credit Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is granted by the Indenture Trustee, then Seller shall, at the direction of the Purchaser, the Issuer, the Indenture Trustee or the Insurer, repurchase the Defective Revolving Credit Loan at the applicable Repurchase Price.  Within 10 Business Days following the delivery of any such written notice, the Seller shall repurchase the specified Revolving Credit Loan by paying the Repurchase Price therefor by wire transfer of immediately available funds directly to the Indenture Trustee for deposit to the Collection Account.

It is understood and agreed that the obligations of Seller and Servicer (a) set forth in Section 3.04 to cure any breach of Seller's representations and warranties contained in Sections 3.01, 3.02 and 3.03 or to repurchase the Defective Revolving Credit Loan(s) and (b) set forth in Section 9.01 to indemnify the Purchaser, the Issuer, the Insurer, the Indenture Trustee and the Noteholders in connection with any breach of Seller's or Servicer's representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall constitute the sole remedies of the Purchaser, the Issuer, the Indenture Trustee, the Insurer and the Noteholders respecting a breach of the representations and warranties.

In addition, the Servicer shall indemnify (from its own funds) the Indenture Trustee, the Issuer, the Insurer and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 3.04 constitute the sole remedies of the Master Servicer, the Issuer, the Insurer and the Indenture Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Indenture Trustee, the Insurer or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Indenture Trustee, the Insurer or the Master Servicer for compliance with this Agreement.

19.

Section 5.01(c) is amended and restated as follows:

(c)  The Servicer shall, in accordance with the customary and usual standards of practice of prudent mortgage servicers of variable rate open-end home equity mortgage loans, approve and make disbursements of principal in connection with Mortgagor drafts upon the Credit Line approved in connection with each Revolving Credit Loan (i.e., a Credit Line Advance).  The Servicer shall provide to the Mortgagors all checks, drafts or other documentation necessary for such Mortgagors to obtain a Credit Line Advance.  During the Managed Amortization Period and on a daily basis with respect to each Credit Line Advance disbursed by the Servicer and reported to the Master Servicer, the Servicer shall be entitled to reimbursement, from Principal Collections in respect of the Mortgage Loans serviced by the Servicer on deposit in the Collection Account, in an amount equal to the principal amount of each unreimbursed Credit Line Advance disbursed by the Servicer with respect to a Revolving Credit Loan.  In the event that there are insufficient Principal Collections on deposit in the Collection Account available to reimburse the Servicer as provided in the preceding sentence (such shortfall, an “Additional Balance Advance Amount”), the Servicer shall deliver to the Master Servicer a request for reimbursement of the amount of such Additional Balance Advance Amount [three] Business Days prior to the Remittance Date.  The Master Servicer shall deliver such request to the Holder of the Class L Certificate at least [two] Business Days prior to the Remittance Date and request the Holder of the Class L Certificate to make an advance in the amount specified therein to the Issuer by depositing such amount in the Reserve Account.  The Servicer shall be reimbursed for such Additional Balance Advance Amounts from the Reserve Account on the Payment Date next succeeding the applicable Remittance Date.   During the Rapid Amortization Period, with respect to each Credit Line Advance disbursed by the Servicer and reported to the Master Servicer, the Holder of the Class L Certificate shall purchase such Credit Line Advance by depositing the amount of such Credit Line Advance into the Reserve Account and the Issuer shall remit an amount equal to the principal amount of each such Credit Line Advance to the Servicer using funds in the Reserve Account, in each case, in accordance with Section 2.01(b) of the Transfer and Servicing Agreement.

20.

Section 5.01 (Servicer to Act as Servicer; Additional Documents; Consent of the Purchaser) is hereby amended by deleting the first sentence of Section 5.01(d)(iii) and replacing it with the following:

The Servicer shall, in servicing the Revolving Credit Loans, follow and comply with the servicing guidelines established by FNMA, and the Servicer may waive, modify or vary any term of any Revolving Credit Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer’s reasonable and prudent determination such waiver, modification, postponement or indulgence is in the best interests of the Insurer and the Noteholders (as evidenced in part by an Opinion of Counsel, which opinion shall not be an expense of the Issuer, the Indenture Trustee, the Seller or the Insurer, addressed to the Indenture Trustee, the Issuer, the Insurer and the Seller, to the effect that any such waiver, modification or variance will not (i) result in the imposition of the tax on "prohibited transactions" on the Issuer or contributions after the "start-up day" (as defined in the Trust Agreement) or (ii) cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC at any time that any of the Notes or the Class B Certificates are outstanding) and is consistent with the terms of this Agreement; provided, however, that if the Mortgagor is in default with respect to the Revolving Credit Loan or such default is, in the judgment of the Servicer, imminent, the Servicer may permit any modification with respect to any Revolving Credit Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Revolving Credit Loan.  Promptly after the execution of any assumption, modification, consolidation or extension of any Revolving Credit Loan, the servicer shall forward to the Master Servicer copies any documents evidencing such assumption, modification, consolidation or extension.

21.

Section 5.05(c) is amended and restated as follows:

(c) during the Managed Amortization Period, to reimburse itself for the amount of any Credit Line Advances made by the Servicer in accordance with Section 5.01(c) hereof, provided, however, that during the Rapid Amortization Period, notwithstanding anything to the contrary in this Agreement, in no event shall the Servicer reimburse itself for the amount of any Credit Line Advances made by the Servicer in accordance with Section 5.01(c).

22.

Section 5.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words “[Servicer], in trust for the Purchaser of Residential Fixed and Adjustable Rate Revolving Credit Loans, Group No. 2004-1, and various Mortgagors” in the first sentence of the first paragraph and replacing it with the following words:

“GreenPoint Mortgage Funding, Inc., in trust for the Lehman ABS Corporation Home Equity Loan Trust 2005-1”.

23.

Section 5.12 (Management of REO Properties) is hereby amended and restated as follows:

(a)

If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an “REO Property”), the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Issuer unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC and has notified the Master Servicer of such extension being granted by providing a copy of the application and the grant of such extension to the Master Servicer.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Isser or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value as acceptable to the Master Servicer or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Issuer shall (i) sign any document prepared or delivered to it by the Servicer or (ii) take any other action, in the case of each of (i) and (ii) reasonably requested by the Servicer, which would enable the Servicer, on behalf of the Trust, to request such grant of extension.

(b)

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Issuer shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Issuer in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Issuer with respect to the imposition of any such taxes.

(c)

Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

24.

Section 6.01 (Remittances) is hereby amended by adding the following after subsection (e) of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services LLC

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  LABS 2005-1

25.

Section 6.02 (Reporting) is hereby amended and restated as follows:

Statements to the Master Servicer.  Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit A2 of this Agreement and a monthly defaulted loan report in the format set forth in Exhibit A1 of this Agreement (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.  The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law or the terms of the Transfer and Servicing Agreement.

26.

Section 7.04 (Annual Statement as to Compliance) is hereby amended by (a) adding (a) prior to the first paragraph of such Section and (b) by adding the following paragraph after the first paragraph of such Section:

(b)

For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, (“Sarbanes-Oxley”) is required to be given on behalf of the Issuer, not later than no later than February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Sarbanes Certifying Party provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Sarbanes Certifying Party for the benefit of the Issuer and the Sarbanes Certifying Party and its officers, directors and affiliates, in the form of Exhibit F hereto.

27.

Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

Section 9.01

Additional Indemnification by the Seller.

The Servicer shall indemnify Lehman Brothers Holdings Inc., the Trust Estate, the Issuer, the Insurer, the Indenture Trustee, the Depositor and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Revolving Credit Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 7.04(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 7.04(b).  The Servicer immediately shall notify Lehman Brothers Holdings Inc., the Master Servicer, the Issuer, the Insurer and the Indenture Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Revolving Credit Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim.  The Servicer shall follow any written instructions received from the Indenture Trustee (acting at the direction of the Insurer) in connection with such claim.  The Servicer shall provide the Indenture Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 9.01, and the Indenture Trustee from the assets of the Trust Estate promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim in any way relates to the failure of the Servicer to service and administer the Revolving Credit Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

28.

Section 10.01 (Events of Default) is hereby amended by changing any reference to “Purchaser” to “Master Servicer”.

29.

Section 10.01 (Events of Default) is hereby further amended by changing any reference to “Purchaser” to “Master Servicer” and by adding the following subsections after subsection (l) of Section 10.01:

(m)

With respect to the Revolving Credit Loans serviced by the Servicer, the Six Month Rolling Delinquency Rate (as defined in the Transfer and Servicing Agreement) for such Payment Date exceeds 4.50%; or

(n)

Cumulative Liquidation Loss Amounts with respect to the Revolving Credit Loans serviced by the Servicer as a percentage of the aggregate Principal Balance of the Revolving Credit Loans serviced by the Servicer as of the Cut-off Date exceeds the cumulative loss percentage specified in the table below (where month 1 is the first Collection Period as defined in the Transfer and Servicing Agreement):

Cumulative Loss Percentage
Months	Cumulative Loss
1-12	1.55%
13-24	2.80%
25-36	4.10%
37-48	5.10%
49 and over	6.10%

30.

The parties hereto acknowledge that the remedies set forth in Section 10.01 may be exercised by either the Master Servicer or the Indenture Trustee on behalf of the Issuer, in each case, acting at the direction of the Insurer so long as no Insurer Default has occurred and is continuing.

31.

Section 11.01 (Termination) is herby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)

mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Insurer, the Indenture Trustee and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances; provided, however, in the event of a termination for cause under Section 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Estate from the related Revolving Credit Loans.

32.

Section 12.02 (Amendment) is hereby amended by replacing the words “by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser” with “by written agreement by the Servicer and Lehman Brothers Holdings Inc., with the written consent of the Master Servicer, the Insurer and, the Indenture Trustee.”

33.

Section 13.01 (Successor to Servicer) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01 or 11.01, the Master Servicer shall, in accordance with the provisions of the Transfer and Servicing Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor acceptable to the Insurer and meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Issuer shall be subject to the approval of the Insurer, so long as no Insurer Default has occurred or is continuing, and if an Insurer Default has occurred or is continuing, the Master Servicer, Lehman Brothers Holdings Inc., the Indenture Trustee and each Rating Agency (as such term is defined in the Transfer and Servicing Agreement).  Unless the successor servicer is at that time a servicer of other mortgage loans for the Issuer, each Rating Agency must deliver to the Indenture Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes without taking into account the policy.  In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Holdings Inc., as applicable, may make such arrangements for the compensation of such successor out of payments on the Revolving Credit Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 3.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Issuer, the Indenture Trustee and the Insurer under Section 3.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days after the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Servicer shall cooperate with the Indenture Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Revolving Credit Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Indenture Trustee, the Insurer, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.04, 10.01 or 11.01 shall not affect any claims that the Master Servicer, the Issuer, the Insurer or the Indenture Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver within three (3) Business Days of the appointment of a successor Servicer the funds in the Collection Account and Escrow Account and all Revolving Credit Loan Documents and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Indenture Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

34.

Section 13.05 (Schedules and Exhibits) is hereby deleted in its entirety.

35.

Section 13.13 (Successors and Assigns) is hereby deleted in its entirety and replaced with the following:

Acknowledgement.  The Servicer hereby acknowledges that the rights of Lehman Brothers Holdings Inc. under the PSSA, as amended by this Agreement, will be assigned to the Depositor under the Mortgage Loan Sale and Assignment Agreement, will be subsequently assigned by the Depositor to the Issuer under the Transfer and Servicing Agreement and will be further assigned by the Issuer to the Indenture Trustee under the Indenture, and agrees that the Mortgage Loan Sale, Assignment Agreement, the Transfer and Servicing Agreement and the Indenture will each be an assignment and assumption agreement or other assignment document required pursuant to this Section 13.13 and will constitute an assignment and assumption of the rights of Lehman Brothers Holdings Inc. under the PSSA to the Depositor, the Issuer and the Indenture Trustee, as applicable.

36.

Exhibit A1 of this Agreement is hereby added as the Standard Layout for Defaulted Monthly Loan Report.

37.

Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer, the Insurer and the Indenture Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Master Servicer, the Insurer and the Indenture Trustee as if they were parties to this Agreement, and the Master Servicer, the Insurer and the Indenture Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer, the Insurer and the Indenture Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Transfer and Servicing Agreement and of the Trust Estate pursuant to the Trust Agreement.

EXHIBIT A1

STANDARD LAYOUT FOR DEFAULTED MONTHLY LOAN REPORT

Data Field	Format	Data Description
% of MI coverage	NUMBER(6,5)	The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)	Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)	Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)	The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)	Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)	Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)	Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)	Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2) 7= Chapter 7 filed 11= Chapter 11 filed 12= Chapter 12 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)	The court assigned case number of the bankruptcy filed by a party with interest in the property.
MI claim amount paid	NUMBER(15,2)	The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)	Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)	Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)	Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)	Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)	Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)	Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2)Y= 90+ delinq. Not in FC, Bky or Loss mit N=Less than 90 days delinquent	Servicer defined indicator that indentifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2) Y=Active foreclosure N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)

Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

Foreclosure attorney referral date	DATE(MM/DD/YYYY)	Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)	Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)	Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)

Number that is assigned individually to the loan by either HUD or VA at the time of origination.  The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)	Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)	Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2) 1=FHA Residential 2=VA Residential 3=Conventional w/o PMI 4=Commercial 5=FHA Project 6=Conventional w/PMI 7=HUD 235/265 8=Daily Simple Interest Loan 9=Farm Loan U=Unknown S=Sub prime	Type of loan being serviced generally defined by the existence of certain types of insurance. (ie: FHA, VA, conventional insured, conventional uninsured, SBA, etc.)
Loss mit approval date	DATE(MM/DD/YYYY)	The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.
Loss mit flag	VARCHAR2(2) Y= Active loss mitigation N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing aloss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)	The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2) L= Loss Mitigation LT=Ligitation pending NP=Pending non-performing sale CH= Charge off DI= Deed in lieu FB= Forbearance plan MO=Modification PC=Partial claim SH=Short sale VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)	Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Date that the lostt mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)	A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)	The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1) O=Owner occupied T=Tenant occupied U=Unknown V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancydate/ Occupancy status date	DATE(MM/DD/YYYY)	The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)	Amount of the contractual obligations (ie: note and mortgage/deed of trust).
Original value amount	NUMBER(10,2)	Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)	Date that the contractual obligations (ie: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received fro HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)	The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2) 1= Excellent 2=Good 3=Average 4=Fair 5=Poor 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type

VARCHAR2(2)

1=Single family

2=Town house

3=Condo

4=Multifamily

5=Other

6=Prefabricated

B=Commercial

C=Land only

7=Mobile home

U=Unknown

D=Farm

A=Church

P=PUD

R=Row house

O=Co-op

M=Manufactured housing

24= 2-4 family

CT=Condotel

MU=Mixed use

Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default

VARCHAR2(3)

001=Death of principal mtgr

02=Illness of principal mtgr

003=Illness of mtgr's family member

004=Death of mtgr's family member

005=Marital difficulties

006=Curtailment of income

007=Excessive obligations

008=Abandonment of property

009=Distant employee transfer

011=Property problem

012=Inability to sell property

013=Inability to rent property

014=Military service

015=Other

016=Unemployment

017=Business failure

019=Casualty loss

022=Energy-Environment costs

023= Servicing problems

026= Payment adjustment

027=Payment dispute

029=Transfer ownership pending

030=Fraud

031=Unable to contact borrower

INC=Incarceration

Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)	The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.
REO list price adjustment amount	NUMBER(15,2)	The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)	The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)	The value of the property without making any repairs as determined by the vendor/property management copmany.
REO actual closing date	DATE(MM/DD/YYYY)	The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7) Y=Active REO N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)	The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)	The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)	The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)	Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)	The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)	Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)	The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay next due date	DATE(MM/DD/YYYY)	The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forebearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only)
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	US postal zip code that corresponds to property location.
FNMA Delinquency status code

VARCHAR2(3)

09=Forbearance

17=Preforeclosure sale

24=Drug seizure

26=Refinance

27=Assumption

28=Modification

29=Charge-off

30=Third-party sale

31=Probate

32=Military indulgence

43=Foreclosure

44=Deed-in-lieu

49=Assignment

61=Second lien considerations

62=VA no-bid

63=VA Refund

64=VA Buydown

65=Ch. 7 bankruptcy

66=Ch. 11 bankruptcy

67=Ch. 13 bankruptcy

The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan. (ie: 65, 67, 43 or 44)
FNMA delinquency reason code

VARCHAR2(3)

001=Death of principal mtgr

002=Illness of principal mtgr

003=Illness of mtgr's family member

004=Death of mtgr's family member

005=Marital difficulties

006=Curtailment of income

007=Excessive obligations

008=Abandonment of property

009=Distant employee transfer

011=Property problem

012=Inability to sell property

013=Inability to rent property

014=Military service

015=Other

016=Unemployment

017=Business failure

019=Casualty loss

022=Energy-Environment costs

023= Servicing problems

026= Payment adjustment

027=Payment dispute

029=Transfer ownership pending

030=Fraud

031=Unable to contact borrower  INC=Incarceration

The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)	Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)	Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)	Unique number assigned to a group of loans in the servicing system.

EXHIBIT A2 FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME	DESCRIPTION	FORMAT
INVNUM	INVESTOR LOAN NUMBER	Number no decimals
SERVNUM	SERVICER LOAN NUMBER, REQUIRED	Number no decimals
BEGSCHEDBAL	BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED	Number two decimals
BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN	SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED	Number two decimals
ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
REQUIRED, .00 IF NO COLLECTIONS
CURT1	CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT1DATE	CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT1ADJ	CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
CURT2	CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
CURT2DATE	CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
CURT2ADJ	CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE	Number two decimals
LIQPRIN	PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
OTHPRIN	OTHER PRINCIPAL, .00 IF NOT APPLICABLE	Number two decimals
PRINREMIT	TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
INTREMIT	NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,	Number two decimals
.00 IF NOT APPLICABLE
TOTREMIT	TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE	Number two decimals
ENDSCHEDBAL	ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED	Number two decimals
ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL	ENDING TRIAL BALANCE	Number two decimals
.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE	ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT	DD-MMM-YY
ACTCODE	60 IF PAIDOFF, BLANK IF NOT APPLICABLE	Number no decimals
ACTDATE	ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE	DD-MMM-YY
INTRATE	INTEREST RATE, REQUIRED	Number seven decimals
Example .0700000 for 7.00%
SFRATE	SERVICE FEE RATE, REQUIRED	Number seven decimals
Example .0025000 for .25%
PTRATE	PASS THRU RATE, REQUIRED	Number seven decimals
Example .0675000 for 6.75%
PIPMT	P&I CONSTANT, REQUIRED	Number two decimals
.00 IF PAIDOFF

EXHIBIT B

Flow Mortgage Loan Purchase, Warranties and Servicing Agreement

EXHIBIT C

Assignment and Assumption Agreement

EXHIBIT D

[Reserved]

EXHIBIT E

Mortgage Loan Schedule

EXHIBIT F

[Date]

Lehman ABS Corporation

745 Seventh Avenue

New York, New York 10019

Attention:  Mortgage Finance LABS 2005-1

Aurora Loan Services LLC

327 Inverness Drive South, Mail Stop 3195

Englewood, CO  80112

Attn:  E. Todd Whittemore

Reference is made to the Reconstituted Servicing Agreement dated as of February 1, 2005 (the “Agreement”), by and between Lehman Brothers Holdings Inc. (the “Seller”), and GreenPoint Mortgage Funding, Inc., as servicer (the “Servicer”), and acknowledged by Aurora Loan Services LLC, as master servicer (the “Master Servicer”), and LaSalle Bank National Association, as indenture trustee (the “Indenture Trustee”).  I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Lehman ABS Corporation (the “Depositor”), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the “Servicing Information”).

2.

Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3.

Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4.

I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants’ report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

GREENPOINT MORTGAGE FUNDING, INC.

By:
Name:
Title: